American Funds Insurance Series® Prospectus Supplement

March 2, 2020

(for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares prospectuses each dated May 1, 2019, as supplemented to date)

1. With the respect to the Class 1, Class 1A, Class 2 and Class 4 shares prospectuses only, the following is added under the heading “Investment objectives, strategies and risks” after the fifth paragraph in the Global Growth Fund and the Capital Income Builder sections of the prospectus:

The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.

2. With respect to the Class 1, Class 1A, Class 2 and Class 4 shares prospectuses only, the following is added under the heading “Investment objectives, strategies and risks” after the paragraph captioned “Liquidity risk” in the Global Growth Fund and the Capital Income Builder sections of the prospectus:

Lending of portfolio securities – Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

3. The following is added under the heading “Investment objectives, strategies and risks” after the fifth paragraph in the International Fund section of the prospectus:

The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.

4. The following is added under the heading “Investment objectives, strategies and risks” after the paragraph captioned “Liquidity risk” in the International Fund section of the prospectus:

Lending of portfolio securities – Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

Keep this supplement with your prospectus.

Lit. No. INS8BS-076-0320P Printed in USA CGD/8024-S76289